Supplemental Balance Sheet Information - Work-in-Process and Finished Goods Inventories Include Raw Materials, Labor and Overhead (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2010	Jun. 30, 2009
Inventories [Line Items]
Raw materials and supplies	$ 80.9	$ 69.8	$ 69.4
Work-in-process	30.4	25.1	24.5
Finished goods	43.8	32.3	46.7
Total inventory, gross	155.1	127.2	140.6
Inventory reserves	(11.9)	(8.5)	(9.8)	(14.6)	(16.0)
Total inventory, net	$ 143.2	$ 118.7	$ 130.8